UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09102

iShares, Inc.

(Exact name of Registrant as specified in charter)

c/o: State Street Bank and Trust Company

1 Iron Street, Boston, MA 02210

(Address of principal executive offices) (Zip code)

The Corporation Trust Incorporated

351 West Camden Street, Baltimore, MD 21201

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: April 30, 2015

Date of reporting period: April 30, 2015

Item 1. Reports to Stockholders.

Copies of the annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 are attached.

APRIL 30, 2015

2015 ANNUAL REPORT

iShares, Inc.

➢	iShares Asia/Pacific Dividend ETF | DVYA | NYSE Arca
➢	iShares Emerging Markets Dividend ETF | DVYE | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES®, INC.

GLOBAL MARKET OVERVIEW

Global stocks generated solid gains for the 12-month period ended April 30, 2015 (the “reporting period”). The MSCI ACWI, a broad market index covering developed and emerging markets, posted an annual return of 7.46% for the reporting period. A significant portion of the overall performance of global stocks was attributable to the relative strength of the U.S. equity market, as illustrated by the MSCI ACWI ex USA Index, which represents countries outside of the U.S. and returned only 2.63% for the reporting period. Regionally, stock performance was strongest in Asian emerging markets, which saw a gain in excess of 18%, and weakest in Latin American emerging markets, which delivered a loss of about 15% for the reporting period. Market performance was punctuated by periods of volatility, with sell-offs spurred by geopolitical, monetary-policy, and commodity-price concerns, followed by buying on signs of optimism for improving economic growth in certain regions of the world.

Economic growth spurts in the United States, coupled with a strong U.S. dollar and lower energy prices, helped support U.S. equities, as the S&P 500® advanced nearly 13% during the reporting period. Domestic market performance was underpinned by large-capitalization stocks and by the relative strength of the healthcare, consumer services, and information technology sectors. While major stock indices reached record highs at points during the reporting period, investors also succumbed to bouts of worry. Concerns about the end of quantitative easing by the U.S. Federal Reserve Bank (the “Fed”) and the possibility of higher short-term interest rates weighed on U.S. equities in the fall of 2014. Stocks rallied later in 2014 following positive economic growth indicators, but they remained volatile through the remainder of the reporting period as investors weighed possible short-term interest rate hikes against improving economic conditions.

European stocks generated negative returns during the reporting period, with losses reflecting investors’ concerns about the prospects for economic growth across the region. Among the worst performers were equities in Southern Europe, including Portugal, Italy, and Spain. A short-lived spark helped ignite eurozone equities in early 2015 when the European Central Bank announced that it would begin a quantitative easing program to counter the threat of a deflationary spiral within the region. As a result, the euro declined sharply relative to the U.S. dollar, as central banks undertook diverging monetary policies. For the reporting period as a whole, however, European stocks could not sustain a positive return, largely due to the declining euro.

In the Asia/Pacific region, stocks returned approximately 12% for the reporting period. Solid equity performance in Japan, Hong Kong, and Taiwan was offset by lagging results in the commodities-laden markets of Australia and New Zealand. In Japan, stocks seemed to benefit from investor optimism that recent economic reforms might slowly be taking effect.

Emerging market stocks ended the reporting period in positive territory, returning approximately 8%. Sharply negative results from equity markets in Greece, Russia, and Brazil were more than offset by strong absolute returns in China, the Philippines, and India. The big dip in energy prices during the reporting period had a negative impact on Russian and Brazilian stocks.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® ASIA/PACIFIC DIVIDEND ETF

Performance as of April 30, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(8.04)%	(8.56)%	(7.88)%	(8.04)%	(8.56)%	(7.88)%
Since Inception	4.39%	4.30%	4.74%	14.67%	14.33%	15.89%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/23/12. The first day of secondary market trading was 2/24/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$948.80	$2.37	$1,000.00	$1,022.40	$2.46	0.49%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

6	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® ASIA/PACIFIC DIVIDEND ETF

The iShares Asia/Pacific Dividend ETF (the “Fund”) seeks to track the investment results of an index composed of relatively high dividend paying equities in Asia/Pacific developed markets, as represented by the Dow Jones Asia/Pacific Select Dividend 30TM Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2015, the total return for the Fund was -8.04%, net of fees, while the total return for the Index was -7.88%.

As represented by the Index, relatively high dividend paying stocks in the Asia/Pacific region declined for the reporting period, trailing the region’s broad equity indices.

One of the primary factors behind the overall decline in the Index for the reporting period was its country composition. Equity markets in commodities-laden Australia and New Zealand, the first- and third-largest components in the Index, posted negative overall returns for the reporting period. Declining demand for commodities and lower commodity prices weighed on the economies and stock markets in Australia and New Zealand.

In contrast, the Japanese equity market, the smallest country weighting in the Index, rallied sharply during the reporting period. Japan’s benchmark stock index reached a 15-year high in early 2015 amid growing expectations that the government’s aggressive stimulus measures would lead to an improving Japanese economy.

Another factor affecting Index performance during the reporting period was a stronger U.S. dollar, which reduced returns on non-U.S. investments for U.S. investors. Among countries represented in the Index, the U.S. dollar appreciated by 18% against the Australian dollar, 17% against the Japanese yen, 13% against the New Zealand dollar, and 6% against the Singapore dollar.

On the positive side, dividend-paying stocks in the Asia/Pacific region benefited from declining interest rates, which made their dividend yields more attractive. As of April 30, 2015, the average dividend yield of the components in the Index was in excess of 5%, well above the dividend yields on broad Asia/Pacific stock indices.

ALLOCATION BY SECTOR

As of 4/30/15

Sector	Percentage of Total Investments*

Financials	25.21%
Industrials	24.17
Telecommunication Services	14.83
Consumer Discretionary	14.14
Energy	7.46
Consumer Staples	6.88
Utilities	3.24
Information Technology	2.62
Materials	1.45

TOTAL	100.00%

ALLOCATION BY COUNTRY

As of 4/30/15

Country	Percentage of Total Investments*

Australia	62.28%
Hong Kong	13.60
New Zealand	11.42
Singapore	7.96
Japan	4.74

TOTAL	100.00%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® EMERGING MARKETS DIVIDEND ETF

Performance as of April 30, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(0.91)%	(2.33)%	(1.02)%	(0.91)%	(2.33)%	(1.02)%
Since Inception	(1.33)%	(1.59)%	(1.55)%	(4.18)%	(4.99)%	(4.86)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/23/12. The first day of secondary market trading was 2/24/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,037.20	$2.48	$1,000.00	$1,022.40	$2.46	0.49%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

8	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EMERGING MARKETS DIVIDEND ETF

The iShares Emerging Markets Dividend ETF (the “Fund”) seeks to track the investment results of an index composed of relatively high dividend paying equities in emerging markets, as represented by the Dow Jones Emerging Markets Select DividendTM Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2015, the total return for the Fund was -0.91%, net of fees, while the total return for the Index was -1.02%.

As represented by the Index, relatively high dividend paying stocks in emerging markets declined slightly for the reporting period, trailing the positive performance of the broad emerging market equity indices. Although the Index generally tracked the directional movements of emerging markets stocks during the reporting period, it experienced steeper declines and more limited advances.

One of the primary factors for the lagging performance of the Index compared with the broad emerging markets indices was its country composition. Two key country weightings were Brazil and China. Brazil, the Index’s second-largest country weighting, saw its equity market decline sharply as weaker global demand for commodities led to a recession in the Brazilian economy. In contrast, Chinese stocks posted outsized returns for the reporting period, as the Chinese government cut interest rates and took other steps to stimulate economic activity. Taiwan, the Index’s largest country weighting, also delivered positive equity returns, benefiting from its close economic ties with China.

Another factor affecting Index performance during the reporting period was a stronger U.S. dollar, which reduced returns on non-U.S. investments for U.S. investors. Among countries represented in the Index, the U.S. dollar appreciated by 35% against the Brazilian real, 13% against the South African rand, and 1.5% against the Taiwan dollar, though it declined by 1% against the Chinese yuan.

As of April 30, 2015, the average dividend yield of the components in the Index was 5.47%, well above the dividend yields for the broad emerging market stock indices.

ALLOCATION BY SECTOR

As of 4/30/15

Sector	Percentage of Total Investments*

Financials	22.71%
Materials	15.49
Utilities	13.49
Telecommunication Services	12.67
Information Technology	10.12
Energy	9.46
Consumer Discretionary	6.50
Industrials	6.14
Consumer Staples	3.42

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 4/30/15

Country	Percentage of Total Investments*

Taiwan	23.07%
Brazil	21.42
China	13.64
South Africa	8.97
Thailand	5.94
Malaysia	4.60
Poland	3.88
Turkey	3.47
Czech Republic	3.38
Russia	3.35

TOTAL	91.72%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on November 1, 2014 and held through April 30, 2015, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® ASIA/PACIFIC DIVIDEND ETF

April 30, 2015

Security	Shares	Value

COMMON STOCKS — 99.73%

AUSTRALIA — 62.12%
ALS Ltd.	392,436	$1,631,243
Amcor Ltd./Australia	74,734	797,545
AusNet Services	1,529,770	1,779,744
Australia & New Zealand Banking Group Ltd.	71,412	1,914,528
Bendigo & Adelaide Bank Ltd.	201,982	1,926,098
Commonwealth Bank of Australia	24,640	1,727,170
Metcash Ltd.	3,618,340	3,781,504
Mineral Resources Ltd.	585,750	3,003,067
Monadelphous Group Ltd.[a]	692,851	5,421,143
National Australia Bank Ltd.	69,520	2,016,242
Suncorp Group Ltd.	203,544	2,105,552
Sydney Airport	300,696	1,278,368
Telstra Corp. Ltd.	363,924	1,788,290
Westpac Banking Corp.	64,680	1,860,056
WorleyParsons Ltd.	355,102	3,206,992

		34,237,542
HONG KONG — 13.56%
Giordano International Ltd.	5,104,000	2,554,914
Hang Seng Bank Ltd.	57,600	1,124,334
PCCW Ltd.	1,760,000	1,173,916
Sino Land Co. Ltd.	670,000	1,184,211
VTech Holdings Ltd.[a]	103,400	1,439,381

		7,476,756
JAPAN — 4.72%
Accordia Golf Co. Ltd.	91,200	929,757
NTT DOCOMO Inc.	44,000	781,315
TonenGeneral Sekiyu KK	93,000	892,931

		2,604,003
NEW ZEALAND — 11.39%
Sky Network Television Ltd.	518,672	2,483,864
SKYCITY Entertainment Group Ltd.	564,630	1,805,501
Spark New Zealand Ltd.	879,912	1,989,666

		6,279,031
SINGAPORE — 7.94%
SATS Ltd.	468,600	1,128,560
Singapore Post Ltd.[a]	572,000	824,824
Singapore Telecommunications Ltd.	349,800	1,169,917
StarHub Ltd.	391,682	1,250,851

		4,374,152

TOTAL COMMON STOCKS
(Cost: $58,492,101)		54,971,484

Security	Shares	Value

SHORT-TERM INVESTMENTS — 4.48%

MONEY MARKET FUNDS — 4.48%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.17%[b,c,d]	2,322,957	$2,322,957
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[b,c,d]	130,494	130,494
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,c]	17,153	17,153

		2,470,604

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,470,604)		2,470,604

TOTAL INVESTMENTS IN SECURITIES — 104.21%
(Cost: $60,962,705)		57,442,088
Other Assets, Less Liabilities — (4.21)%		(2,322,474)

NET ASSETS — 100.00%		$55,119,614

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	11

Schedule of Investments

iSHARES® EMERGING MARKETS DIVIDEND ETF

April 30, 2015

Security	Shares	Value

COMMON STOCKS — 90.37%

BRAZIL — 12.56%
Banco do Brasil SA	303,600	$2,694,797
CCR SA	294,400	1,629,529
CPFL Energia SA	294,310	1,949,931
EcoRodovias Infraestrutura e Logistica SA	901,600	2,666,575
EDP — Energias do Brasil SA	966,000	3,688,068
Light SA	1,205,200	7,173,211
Souza Cruz SA	156,400	1,434,121
Tractebel Energia SA	147,200	1,752,235
Transmissora Alianca de Energia Eletrica SA Units	542,800	3,589,045

		26,577,512
CHILE — 2.32%
CAP SA	696,072	2,484,264
CorpBanca SA	100,277,792	1,135,802
ENTEL Chile SA	113,712	1,286,032

		4,906,098
CHINA — 13.50%
Agile Property Holdings Ltd.	5,520,000	4,628,990
Anta Sports Products Ltd.[a]	552,000	1,216,356
China Shanshui Cement Group Ltd.[a]	1,012,000	821,230
Dongyue Group Ltd.	2,116,000	900,873
Evergrande Real Estate Group Ltd.[a]	8,924,000	8,462,151
Guangzhou R&F Properties Co. Ltd. Class Ha	1,950,400	2,496,142
PetroChina Co. Ltd. Class H	1,104,000	1,418,608
Shenzhen Investment Ltd.[a]	7,912,000	4,358,610
Shougang Fushan Resources Group Ltd.[a]	10,904,000	2,799,450
Zhejiang Expressway Co. Ltd. Class H	920,000	1,464,660

		28,567,070
COLOMBIA — 2.24%
Ecopetrol SA	1,000	846
Ecopetrol SA ADR	276,644	4,736,145

		4,736,991
CZECH REPUBLIC — 3.35%
CEZ AS	86,296	2,240,410
Komercni Banka AS	8,556	1,905,322
O2 Czech Republic AS	358,524	2,939,592

		7,085,324

Security	Shares	Value

INDIA — 0.25%
Reliance Industries Ltd. GDR[b]	19,412	$522,183

		522,183
INDONESIA — 2.25%
AKR Corporindo Tbk PT	1,067,200	428,115
Indo Tambangraya Megah Tbk PT	3,091,200	3,004,754
Matahari Putra Prima Tbk PT	4,360,800	1,332,209

		4,765,078
MALAYSIA — 4.55%
Berjaya Sports Toto Bhd	1,757,248	1,608,488
British American Tobacco Malaysia Bhd	64,400	1,211,150
Kuala Lumpur Kepong Bhd	128,800	800,683
Malayan Banking Bhd	736,000	1,903,288
PPB Group Bhd	138,000	594,390
Public Bank Bhd	184,000	1,006,407
Sime Darby Bhd	487,600	1,240,392
Telekom Malaysia Bhd	607,200	1,263,331

		9,628,129
MOROCCO — 0.63%
Maroc Telecom	100,750	1,337,750

		1,337,750
PHILIPPINES — 0.51%
Globe Telecom Inc.	22,080	1,081,935

		1,081,935
POLAND — 3.84%
KGHM Polska Miedz SA	44,620	1,563,326
Orange Polska SA	650,992	1,839,827
Powszechny Zaklad Ubezpieczen SA	17,940	2,336,012
Synthos SA	1,817,922	2,377,488

		8,116,653
RUSSIA — 3.32%
Gazprom Neft OAO ADR	182,554	2,510,118
Mobile Telesystems OJSC	880,440	4,515,720

		7,025,838
SOUTH AFRICA — 8.88%
African Bank Investments Ltd.[a,c]	2,216,313	1,854
Barloworld Ltd.	162,932	1,295,972
Exxaro Resources Ltd.[a]	163,533	1,330,023
Foschini Group Ltd. (The)	70,472	1,038,559
Grindrod Ltd.	445,464	607,308
Kumba Iron Ore Ltd.	384,560	5,151,418
Lewis Group Ltd.[a]	263,764	1,908,272

12	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EMERGING MARKETS DIVIDEND ETF

April 30, 2015

Security	Shares	Value

Nampak Ltd.	362,296	$1,292,383
PPC Ltd.	1,382,668	1,968,276
RMB Holdings Ltd.	193,016	1,157,823
Tiger Brands Ltd.	29,808	772,864
Truworths International Ltd.	189,060	1,371,284
Woolworths Holdings Ltd./South Africa	119,232	892,733

		18,788,769
TAIWAN — 22.85%
A-DATA Technology Co. Ltd.	2,300,000	3,661,105
AmTRAN Technology Co. Ltd.	4,784,000	2,741,435
ASUSTeK Computer Inc.	184,000	1,955,593
China Steel Corp.	1,012,388	851,205
Chong Hong Construction Co. Ltd.	1,472,250	3,360,226
Chunghwa Telecom Co. Ltd.	460,000	1,486,972
Dynapack International Technology Corp.	828,000	2,014,171
Far EasTone Telecommunications Co. Ltd.	644,000	1,537,138
Farglory Land Development Co. Ltd.	1,104,263	1,321,467
Formosa Plastics Corp.	368,840	950,221
Formosan Rubber Group Inc.	1,932,000	2,075,452
Gigabyte Technology Co. Ltd.	1,932,000	2,353,020
Highwealth Construction Corp.	276,000	722,758
Huaku Development Co. Ltd.	1,472,000	3,374,074
IEI Integration Corp.	1,656,000	2,957,722
Inventec Corp.	2,760,475	1,955,930
Lite-On Technology Corp.	1,662,344	2,106,019
Novatek Microelectronics Corp.	184,000	967,283
Oriental Union Chemical Corp.	1,472,000	1,319,350
Ruentex Development Co. Ltd.[c]	1,748,000	3,110,625
Taiwan Mobile Co. Ltd.	460,000	1,622,151
TSRC Corp.	1,104,925	1,275,358
U-Ming Marine Transport Corp.	920,000	1,383,334
Wistron NeWeb Corp.	562,577	1,497,095
WPG Holdings Ltd.	1,380,000	1,730,295

		48,329,999
THAILAND — 5.88%
Advanced Info Service PCL NVDR	230,000	1,674,503
Charoen Pokphand Foods PCL NVDR	1,499,600	1,014,442
Intouch Holdings PCL NVDR	717,600	1,676,178
Land & Houses PCL NVDR[a]	6,504,400	1,884,333
PTT Global Chemical PCL NVDR	1,150,000	2,241,392

Security	Shares	Value

Sansiri PCL NVDR[a]	29,798,866	$1,708,474
Siam Cement PCL (The) NVDR[a]	46,000	750,736
Thai Oil PCL NVDR	837,200	1,485,703

		12,435,761
TURKEY — 3.44%
Ford Otomotiv Sanayi AS	75,256	929,746
Tofas Turk Otomobil Fabrikasi AS	310,132	1,901,264
Turk Telekomunikasyon AS	827,816	2,286,810
Turk Traktor ve Ziraat Makineleri AS	72,220	2,157,030

		7,274,850

TOTAL COMMON STOCKS
(Cost: $197,444,099)		191,179,940

PREFERRED STOCKS — 8.65%

BRAZIL — 8.65%
AES Tiete SA	800,400	4,617,102
Cia. Energetica de Minas Gerais	671,663	3,258,598
Petroleo Brasileiro SA	1,104,000	4,803,921
Telefonica Brasil SA	119,600	1,993,965
Vale SA	598,000	3,619,046

		18,292,632

TOTAL PREFERRED STOCKS
(Cost: $18,403,616)		18,292,632

SHORT-TERM INVESTMENTS — 6.17%

MONEY MARKET FUNDS — 6.17%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.17%[d,e,f]	12,159,351	12,159,351
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[d,e,f]	683,058	683,058
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[d,e]	217,922	217,922

		13,060,331

TOTAL SHORT-TERM INVESTMENTS
(Cost: $13,060,331)		13,060,331

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (Continued)

iSHARES® EMERGING MARKETS DIVIDEND ETF

April 30, 2015

Value

TOTAL INVESTMENTS IN SECURITIES — 105.19%
(Cost: $228,908,046)	$222,532,903
Other Assets, Less Liabilities — (5.19)%	(10,971,023)

NET ASSETS — 100.00%	$211,561,880

ADR  —  American Depositary Receipts

GDR  —  Global Depositary Receipts

NVDR  —  Non-Voting Depositary Receipts

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Non-income earning security.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

14	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES®, INC.

April 30, 2015

	iShares Asia/Pacific Dividend ETF	iShares Emerging Markets Dividend ETF

ASSETS
Investments, at cost:
Unaffiliated	$58,492,101	$215,847,715
Affiliated (Note 2)	2,470,604	13,060,331

Total cost of investments	$60,962,705	$228,908,046

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$54,971,484	$209,472,572
Affiliated (Note 2)	2,470,604	13,060,331

Total fair value of investments	57,442,088	222,532,903
Foreign currency, at value[b]	92,739	615,860
Receivables:
Dividends and interest	60,056	1,339,846

Total Assets	57,594,883	224,488,609

LIABILITIES
Payables:
Collateral for securities on loan (Note 1)	2,453,451	12,842,409
Investment advisory fees (Note 2)	21,818	84,320

Total Liabilities	2,475,269	12,926,729

NET ASSETS	$55,119,614	$211,561,880

Net assets consist of:
Paid-in capital	$59,953,519	$252,261,870
Distributions in excess of net investment income	(32,407)	(163,667)
Accumulated net realized loss	(1,281,489)	(34,157,197)
Net unrealized depreciation	(3,520,009)	(6,379,126)

NET ASSETS	$55,119,614	$211,561,880

Shares outstanding[c]	1,100,000	4,600,000

Net asset value per share	$50.11	$45.99

[a]	Securities on loan with values of $2,332,341 and $12,030,829, respectively. See Note 1.
[b]	Cost of foreign currency: $91,910 and $616,755, respectively.
[c]	$0.001 par value, number of shares authorized: 500 million and 500 million, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	15

Statements of Operations

iSHARES®, INC.

Year ended April 30, 2015

	iShares Asia/Pacific Dividend ETF	iShares Emerging Markets Dividend ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$2,528,453	$11,433,802
Interest — affiliated (Note 2)	2	10
Securities lending income — affiliated — net (Note 2)	58,164	113,003

	2,586,619	11,546,815
Less: Other foreign taxes (Note 1)	—	(49,713)

Total investment income	2,586,619	11,497,102

EXPENSES
Investment advisory fees (Note 2)	255,600	1,592,385

Total expenses	255,600	1,592,385
Less investment advisory fees waived (Note 2)	—	(444,931)

Net expenses	255,600	1,147,454

Net investment income	2,331,019	10,349,648

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	1,001,273	(23,800,764)
In-kind redemptions — unaffiliated	—	2,305,642
Foreign currency transactions	(66,851)	(275,178)

Net realized gain (loss)	934,422	(21,770,300)

Net change in unrealized appreciation/depreciation on:
Investments	(7,562,534)	(855,730)
Translation of assets and liabilities in foreign currencies	1,014	(5,120)

Net change in unrealized appreciation/depreciation	(7,561,520)	(860,850)

Net realized and unrealized loss	(6,627,098)	(22,631,150)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,296,079)	$(12,281,502)

[a]	Net of foreign withholding tax of $78,366 and $1,439,332, respectively.

See notes to financial statements.

16	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES®, INC.

	iShares Asia/Pacific Dividend ETF		iShares Emerging Markets Dividend ETF
	Year ended April 30, 2015	Year ended April 30, 2014	Year ended April 30, 2015	Year ended April 30, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$2,331,019	$2,058,871	$10,349,648	$6,687,729
Net realized gain (loss)	934,422	(1,764,737)	(21,770,300)	(10,453,226)
Net change in unrealized appreciation/depreciation	(7,561,520)	(1,037,524)	(860,850)	(5,278,169)

Net decrease in net assets resulting from operations	(4,296,079)	(743,390)	(12,281,502)	(9,043,666)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,543,745)	(2,394,460)	(10,133,285)	(7,489,999)

Total distributions to shareholders	(2,543,745)	(2,394,460)	(10,133,285)	(7,489,999)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	13,283,521	8,584,794	132,233,021	79,561,210
Cost of shares redeemed	—	—	(77,094,234)	(15,995,309)

Net increase in net assets from capital share transactions	13,283,521	8,584,794	55,138,787	63,565,901

INCREASE IN NET ASSETS	6,443,697	5,446,944	32,724,000	47,032,236

NET ASSETS
Beginning of year	48,675,917	43,228,973	178,837,880	131,805,644

End of year	$55,119,614	$48,675,917	$211,561,880	$178,837,880

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(32,407)	$170,981	$(163,667)	$253,084

SHARES ISSUED AND REDEEMED
Shares sold	250,000	150,000	2,700,000	1,600,000
Shares redeemed	—	—	(1,800,000)	(350,000)

Net increase in shares outstanding	250,000	150,000	900,000	1,250,000

See notes to financial statements.

FINANCIAL STATEMENTS	17

Financial Highlights

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares Asia/Pacific Dividend ETF
	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Period from Feb. 23, 2012[a] to Apr. 30, 2012
Net asset value, beginning of period	$57.27	$61.76	$52.74	$51.62

Income from investment operations:
Net investment income[b]	2.38	2.61	2.71	0.55
Net realized and unrealized gain (loss)[c]	(6.85)	(4.04)	8.86	1.14

Total from investment operations	(4.47)	(1.43)	11.57	1.69

Less distributions from:
Net investment income	(2.69)	(3.06)	(2.55)	(0.54)
Net realized gain	—	—	—	(0.01)
Return of capital	—	—	—	(0.02)

Total distributions	(2.69)	(3.06)	(2.55)	(0.57)

Net asset value, end of period	$50.11	$57.27	$61.76	$52.74

Total return	(8.04)%	(1.78)%	22.87%	3.32%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$55,120	$48,676	$43,229	$13,186
Ratio of expenses to average net assets[e]	0.49%	0.49%	0.49%	0.49%
Ratio of net investment income to average net assets[e]	4.47%	4.77%	4.99%	5.76%
Portfolio turnover rate[f]	40%	33%	32%	1%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

18	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares Emerging Markets Dividend ETF
	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Period from Feb. 23, 2012[a] to Apr. 30, 2012
Net asset value, beginning of period	$48.33	$53.80	$53.23	$54.61

Income from investment operations:
Net investment income[b]	2.00	1.96	2.02	0.74
Net realized and unrealized gain (loss)[c]	(2.45)	(5.18)	0.56	(1.98)

Total from investment operations	(0.45)	(3.22)	2.58	(1.24)

Less distributions from:
Net investment income	(1.89)	(2.25)	(2.01)	(0.14)

Total distributions	(1.89)	(2.25)	(2.01)	(0.14)

Net asset value, end of period	$45.99	$48.33	$53.80	$53.23

Total return	(0.91)%	(5.86)%	5.09%	(2.27)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$211,562	$178,838	$131,806	$15,970
Ratio of expenses to average net assets[e]	0.49%	0.49%	0.49%	0.49%
Ratio of expenses to average net assets prior to waived fees[e]	0.68%	0.68%	0.68%	0.68%
Ratio of net investment income to average net assets[e]	4.42%	4.01%	3.80%	7.51%
Portfolio turnover rate[f]	59%	44%	41%	2%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended April 30, 2015, April 30, 2014 and April 30, 2013 were 43%, 39% and 41%, respectively. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	19

Notes to Financial Statements

iSHARES®, INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to Articles of Incorporation as subsequently amended and restated.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Asia/Pacific Dividend	Non-diversified
Emerging Markets Dividend	Non-diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Company’s organizational documents, the Funds’ officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Directors of the Company (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (“NAV”).

20	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements (Continued)

iSHARES®, INC.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of April 30, 2015. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3	Total
Asia/Pacific Dividend
Assets:
Common Stocks	$54,971,484	$—	$—	$54,971,484
Money Market Funds	2,470,604	—	—	2,470,604

	$57,442,088	$—	$—	$57,442,088

Emerging Markets Dividend
Assets:
Common Stocks	$190,356,856	$821,230	$1,854	$191,179,940
Preferred Stocks	18,292,632	—	—	18,292,632
Money Market Funds	13,060,331	—	—	13,060,331

	$221,709,819	$821,230	$1,854	$222,532,903

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of April 30, 2015 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on

22	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2015, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of April 30, 2015, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The value of any securities on loan as of April 30, 2015 and the value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements (Continued)

iSHARES®, INC.

The following table is a summary of each Fund’s securities lending agreements which are subject to offset under an MSLA as of April 30, 2015:

iShares ETF	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
Asia/Pacific Dividend	$2,332,341	$2,332,341	$—
Emerging Markets Dividend	12,030,829	12,030,829	—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.

RECENT ACCOUNTING STANDARD

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings, including securities lending. The guidance is effective for financial statements for fiscal years beginning after December 15, 2014, and interim periods within those fiscal years. Management does not expect the guidance to have a material impact on the Funds’ financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to the iShares Asia/Pacific Dividend ETF, BFA is entitled to an annual investment advisory fee of 0.49% based on the average daily net assets of the Fund.

For its investment advisory services to the iShares Emerging Markets Dividend ETF, BFA is entitled to an annual investment advisory fee of 0.68% based on the average daily net assets of the Fund. In addition, the Fund indirectly pays its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses is a fund’s total annual operating expense. BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through August 31, 2015 in an amount equal to the acquired fund fees and expenses attributable to the Fund’s investments in other iShares funds, if any. BFA has also contractually agreed to waive any additional portion of its investment advisory fees for the Fund through August 31, 2015 necessary to limit total annual operating expenses to 0.49% of average daily net assets.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

24	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2015, each Fund retained 75% of securities lending income and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in the calendar year 2014 exceeded the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013 and pursuant to a securities lending agreement, each Fund retained for the remainder of the calendar year 2014, 80% of securities lending income and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees.

For the year ended April 30, 2015, each Fund paid to BTC the following amounts in total for securities lending agent services and collateral investment fees:

iShares ETF	Fees Paid to BTC
Asia/Pacific Dividend	$19,231
Emerging Markets Dividend	35,850

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended April 30, 2015, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

The iShares Emerging Markets Dividend ETF, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the Fund’s underlying index.

Certain directors and officers of the Company are also officers of BTC and/or BFA.

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements (Continued)

iSHARES®, INC.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended April 30, 2015 were as follows:

iShares ETF	Purchases	Sales
Asia/Pacific Dividend	$20,745,667	$20,839,193
Emerging Markets Dividend	164,074,601	136,409,643

In-kind transactions (see Note 4) for the year ended April 30, 2015 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Asia/Pacific Dividend	$13,138,896	$—
Emerging Markets Dividend	64,157,918	37,419,984

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	MARKET AND CREDIT RISK

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its investment in equity instruments. The fair value of securities held

26	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Each Fund invests a substantial amount of its assets in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

The United States and the European Union, along with the regulatory bodies of a number of countries including Japan, Australia and Canada (collectively, “Sanctioning Bodies”), have imposed sectorial economic sanctions on certain Russian individuals and Russian corporate entities which include prohibitions on transacting in or dealing in new debt of longer than 30 or 90 days maturity or new equity of such issuers. Securities held by the iShares Emerging Markets Dividend ETF issued prior to the date of the sanctions being imposed are not currently subject to any restrictions under the sanctions. However, compliance with each of these sanctions may impair the ability of a Fund to buy, sell, hold, receive or deliver the affected securities or other securities of such issuers. The Sanctioning Bodies could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by a Fund.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements (Continued)

iSHARES®, INC.

substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of April 30, 2015, attributable to passive foreign investment companies, distributions paid in excess of taxable income, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Asia/Pacific Dividend	$(337,196)	$9,338	$327,858
Emerging Markets Dividend	405,200	(633,114)	227,914

The tax character of distributions paid during the years ended April 30, 2015 and April 30, 2014 was as follows:

iShares ETF	2015	2014
Asia/Pacific Dividend
Ordinary income	$2,543,745	$2,394,460

Emerging Markets Dividend
Ordinary income	$10,133,285	$7,489,999

As of April 30, 2015, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
Asia/Pacific Dividend	$(38,778)	$(4,762,720)	$(32,407)	$(4,833,905)
Emerging Markets Dividend	(12,150,160)	(13,876,802)	(14,673,028)	(40,699,990)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of April 30, 2015, the following Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
Asia/Pacific Dividend	$38,778
Emerging Markets Dividend	12,150,160

For the year ended April 30, 2015, the iShares Asia/Pacific Dividend ETF utilized $358,341 of its capital loss carryforwards.

28	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of April 30, 2015, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Asia/Pacific Dividend	$62,205,416	$4,005,983	$(8,769,311)	$(4,763,328)
Emerging Markets Dividend	236,405,722	20,519,502	(34,392,321)	(13,872,819)

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	29

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Asia/Pacific Dividend ETF and iShares Emerging Markets Dividend ETF (the “Funds”) at April 30, 2015, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

June 22, 2015

30	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES®, INC.

For the fiscal year ended April 30, 2015, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”) as follows:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Asia/Pacific Dividend	$2,606,819	$78,366
Emerging Markets Dividend	12,873,134	1,488,620

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2015:

iShares ETF	Qualified Dividend Income
Asia/Pacific Dividend	$1,896,849
Emerging Markets Dividend	4,554,517

In February 2016, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2015. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

TAX INFORMATION	31

Supplemental Information (Unaudited)

iSHARES®, INC.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Asia/Pacific Dividend	$2.686225	$—	$—	$2.686225	100%	—%	—%	100%
Emerging Markets Dividend	1.890314	—	—	1.890314	100	—	—	100

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calender quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

32	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Asia/Pacific Dividend ETF

Period Covered: April 1, 2012 through March 31, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	1	0.13%
Greater than 2.5% and Less than 3.0%	1	0.13
Greater than 2.0% and Less than 2.5%	1	0.13
Greater than 1.5% and Less than 2.0%	15	1.99
Greater than 1.0% and Less than 1.5%	52	6.91
Greater than 0.5% and Less than 1.0%	175	23.24
Between 0.5% and –0.5%	434	57.64
Less than –0.5% and Greater than –1.0%	54	7.17
Less than –1.0% and Greater than –1.5%	15	1.99
Less than –1.5% and Greater than –2.0%	2	0.27
Less than –2.0% and Greater than –2.5%	2	0.27
Less than –2.5%	1	0.13

	753	100.00%

iShares Emerging Markets Dividend ETF

Period Covered: April 1, 2012 through March 31, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	3	0.39%
Greater than 2.0% and Less than 2.5%	2	0.27
Greater than 1.5% and Less than 2.0%	10	1.33
Greater than 1.0% and Less than 1.5%	63	8.37
Greater than 0.5% and Less than 1.0%	201	26.69
Between 0.5% and –0.5%	385	51.13
Less than –0.5% and Greater than –1.0%	62	8.23
Less than –1.0% and Greater than –1.5%	23	3.05
Less than –1.5% and Greater than –2.0%	2	0.27
Less than –2.0% and Greater than –2.5%	2	0.27

	753	100.00%

SUPPLEMENTAL INFORMATION	33

Director and Officer Information

iSHARES®, INC.

The Board of Directors has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 316 funds (as of April 30, 2015) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert S. Kapito[a] (58)	Director (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (44)	Director (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares Trust (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

34	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert H. Silver (59)	Director (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Trustee of iShares Trust (since 2007); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Trust, iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).

Jane D. Carlin (59)	Director (since 2015).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and Global Head of Operational Risk Management, Morgan Stanley Group (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Cecilia H. Herbert (66)	Director (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (71)	Director (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

DIRECTOR AND OFFICER INFORMATION	35

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
John E. Kerrigan (59)	Director (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (53)	Director (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (50)	Director (since 2011); 15(c) Committee Chair (since 2012).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

36	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (44)	President (since 2013).	Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (55)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Edward B. Baer (46)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock, Inc. (since 2006); Director of Legal & Compliance, BlackRock, Inc. (2004-2006).

Eilleen M. Clavere (62)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock, Inc. (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel at Kirkpatrick & Lockhart LLP (2001-2005).

Charles Park (47)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Principal of and Chief Compliance Officer for iShares Delaware Sponsor LLC (since 2012) and BFA (since 2006); Chief Compliance Officer for BlackRock Asset Management International Inc. (since 2012).

Scott Radell (46)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (52)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (52)	Vice President (since 2007).	Managing Director, BlackRock, Inc. (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

DIRECTOR AND OFFICER INFORMATION	37

Notes:

38	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices, LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2015 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-47-0415

Item 2. Code of Ethics.

iShares, Inc. (the “Registrant”) adopted a new code of ethics on July 1, 2011 that applies to persons appointed by the Registrant’s Board of Directors as the President and/or Chief Financial Officer, and any persons performing similar functions. For the fiscal year ended April 30, 2015, there were no amendments to any provision of the former and new codes of ethics, nor were there any waivers granted from any provision of the former and new codes of ethics. A copy of the new code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Charles A. Hurty, John E. Kerrigan, Robert H. Silver and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the two series of the Registrant for which the fiscal year-end is April 30, 2015 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)	Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years, were $30,000 for the fiscal year ended April 30, 2014 and $30,400 for the fiscal year ended April 30, 2015.

(b)	Audit-Related Fees – There were no fees billed for the fiscal years ended April 30, 2014 and April 30, 2015 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c)	Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Funds’ tax returns and excise tax calculations, were $7,353 for the fiscal year ended April 30, 2014 and $7,464 for the fiscal year ended April 30, 2015.

(d)	All Other Fees – There were no other fees billed for the fiscal years ended April 30, 2014 and April 30, 2015 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)	(1) The Registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the Registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the Registrant or to any entity controlling, controlled by or under common control with the Registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

(2) There were no services described in (b) through (d) above (including services required by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended April 30, 2015 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Funds, and rendered to the Registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the Registrant for the last two fiscal years were, $3,813,758 for the fiscal year ended April 30, 2014 and $2,993,339 for the fiscal year ended April 30, 2015.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any Adviser Affiliate that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, are compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services do not compromise the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are Jane D. Carlin, Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, Robert H. Silver, John E. Martinez and Madhav V. Rajan.

Item 6. Investments.

(a)	Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a) The President (the Registrant’s Principal Executive Officer) and Chief Financial Officer (the Registrant’s Principal Financial Officer) have concluded that, based on their evaluation as of a date within 90 days of the filing date of this report, the disclosure controls and procedures of the Registrant (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are reasonably designed to achieve the purposes described in Section 4(a) of the attached certification.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1) Code of Ethics for Senior Officers that is the subject of Item 2 is attached.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable to the Registrant.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares, Inc.

By:	/s/ Manish Mehta
Manish Mehta, President (Principal Executive Officer)

Date: June 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Manish Mehta
Manish Mehta, President (Principal Executive Officer)

Date: June 26, 2015

By:	/s/ Jack Gee
Jack Gee, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: June 26, 2015